UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2020

OLD POINT FINANCIAL CORPORATION
 (Exact name of registrant as specified in its charter)

Virginia	000-12896	54-1265373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 East Queen Street
Hampton, Virginia  23669
(Address of principal executive offices)  (Zip Code)

(757)728-1200
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5.00 par value	OPOF	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Old Point Financial Corporation (the Company) held its annual stockholders' meeting (Annual Meeting) on May 26, 2020. A quorum of stockholders was present, consisting of a total of 4,036,183 shares, represented in person or by proxy. Matters voted upon were (1) the election of 12 directors to serve until the 2021 Annual Meeting of Stockholders, (2) approval, in an advisory, non-binding vote, of the compensation of the Company’s named executive officers, and (3) ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

The 12 director nominees were elected and all other matters were approved by stockholders. The voting results with respect to each matter are set out below.

Election of Directors

Director Nominee	For	Against	Abstain	Broker Non Votes
Stephen C. Adams	3,401,635	17,578	7,321	609,649
James Reade Chisman	3,380,340	41,501	4,693	609,649
Russell Smith Evans, Jr.	3,318,271	19,279	88,984	609,649
Michael A. Glasser	3,374,589	44,795	7,149	609,649
Dr. Arthur D. Greene	3,392,638	30,589	3,306	609,649
John Cabot Ishon	3,403,929	19,276	3,329	609,649
William F. Keefe	3,234,933	104,744	86,857	609,649
Tom B. Langley	3,380,954	22,617	22,963	609,649
Robert F. Shuford, Sr.	3,385,497	37,861	3,175	609,649
Robert F. Shuford, Jr.	3,386.824	36,579	3,132	609,649
Ellen Clark Thacker	3,380,224	40,754	5,556	609,649
Joseph R. Witt	3,373,182	50,044	3,307	609,649

	For	Against	Abstain	Broker Non-Votes
Advisory Approval of the Compensation of the Company’s Named Executive Officers	3,303,272	66,180	57,082	609,649

	For	Against	Abstain
Ratification of the Appointment of Yount, Hyde & Barbour, P.C. as the Company's Independent Registered Public Accountant	4,021,208	1,655	13,319

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Old Point Financial Corporation
Registrant

Date: May 29, 2020
/s/ Robert F. Shuford, Jr.

Robert F. Shuford, Jr.
Chairman of the Board
President & Chief Executive Officer